UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Integrys Energy Group, Inc.

(Name of registrant as specified in its charter)

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(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

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(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 15, 2014

Meeting Information
INTEGRYS ENERGY GROUP, INC.	Meeting Type: Annual Meeting
For holders as of: March 10, 2014
Date: May 15, 2014 Time: 10:00 AM, CDT
	Location:	Chase Auditorium
Chase Tower 10 South Dearborn Street Chicago, Illinois 60602

You are receiving this communication because you hold shares in the company named above.

This is not a proxy or ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT        ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on page 3) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on page 3) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to an investment advisor. Please make the request as instructed above on or before May 5, 2014 to facilitate timely delivery of proxy materials. Issues with requesting proxy materials may be directed to Integrys Investor Relations at 800-228-6888.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on page 3) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Instructions on how to attend the meeting and vote in person are available in the “Frequently Asked Questions” section of the proxy statement. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares in person.

Voting Items
The Board of Directors recommends you vote FOR ALL of the nominees below:
1. Election of Directors
Nominees:

01)	William J. Brodsky	07)	Paul W. Jones
02)	Albert J. Budney, Jr.	08)	Holly Keller Koeppel
03)	Ellen Carnahan	09)	Michael E. Lavin
04)	Michelle L. Collins	10)	William F. Protz, Jr.
05)	Kathryn M. Hasselblad-Pascale	11)	Charles A. Schrock
06)	John W. Higgins

The Board of Directors recommends you vote FOR the following proposals:

2. The approval of a non-binding advisory resolution to approve the compensation of our named executive officers.

3. The approval of the Integrys Energy Group 2014 Omnibus Incentive Compensation Plan.

4. The ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Integrys Energy Group and its subsidiaries for 2014.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 15, 2014

Meeting Information
INTEGRYS ENERGY GROUP, INC.	Meeting Type: Annual Meeting
For holders as of: March 10, 2014
Date: May 15, 2014 Time: 10:00 AM, CDT
	Location:	Chase Auditorium
Chase Tower 10 South Dearborn Street Chicago, Illinois 60602

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT        ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees:

01)	William J. Brodsky	07)	Paul W. Jones
02)	Albert J. Budney, Jr.	08)	Holly Keller Koeppel
03)	Ellen Carnahan	09)	Michael E. Lavin
04)	Michelle L. Collins	10)	William F. Protz, Jr.
05)	Kathryn M. Hasselblad-Pascale	11)	Charles A. Schrock
06)	John W. Higgins

The Board of Directors recommends you vote FOR the following proposals:

2. The approval of a non-binding advisory resolution to approve the compensation of our named executive officers.

3. The approval of the Integrys Energy Group 2014 Omnibus Incentive Compensation Plan.

4. The ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Integrys Energy Group and its subsidiaries for 2014.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions